Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual Report of Great Wall Builders Ltd., (the "Company") on Form 10-K for the period ended on June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tian Jia, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350,  as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 24, 2010

Great Wall Builders Ltd.,

/s/ Tian Jia

Tian Jia

CEO/CFO